UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 20, 2004
                                                ______________________________


                     Anchor BanCorp Wisconsin Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)


          Wisconsin                  000-20006                39-1726871
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)



25 West Main Street, Madison, Wisconsin                          53703
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code         (608) 252-8700
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

     On December 20, 2004 the Board of Directors of AnchorBank, fsb, (the "Bank") a wholly owned subsidiary of Anchor BanCorp Wisconsin Inc. (the "Corporation"), entered into a Stipulation and Consent to the Issuance of an Order of Assessment of Civil Money Penalty with the Office of Thrift Supervision ("OTS") and the OTS issued a Consent Order of Assessment of Civil Money Penalty ("Consent Order"), copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively. Under the Consent Order, the Bank's board of directors agreed to the assessment of a civil money penalty in the amount of $100,000 against the Bank in connection with the same matters addressed in the consent cease and desist order previously issued by the OTS. The previous consent order was issued to the Bank in September 2004 in connection with alleged violations of the Bank Secrecy Act ("BSA") and related regulations. Under the previous consent order, the Bank's board agreed, among other things, to take a range of actions with respect to the review and conduct of its BSA compliance activities. The Bank remains subject to the possibility of additional governmental actions with regard to these matters, including potential additional monetary penalties.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.    Description
     -----------    -----------

     99.1 Stipulation and Consent to the Issuance of an Order of Assessment of Civil Money Penalty with the Office of Thrift Supervision, dated December 20, 2004

     99.2 Consent Order of Assessment of Civil Money Penalty, dated December 20, 2004

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ANCHOR BANCORP WISCONSIN INC.


                               By:  /s/ Michael W. Helser
                                    --------------------------------------
                                    Name:   Michael W. Helser
                                    Title:  Executive Vice President and
                                             Chief Financial Officer


Date:  December 22, 2004